Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated to be effective as of January 31, 2019 (this “Amendment”) is made among SUPER MICRO COMPUTER, INC., a Delaware corporation (“SMCI”, together with any other party hereto as a Borrower, individually, a “Borrower” and, collectively, the “Borrowers”), the financial institutions party to this Agreement from time to time as Lenders, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, “Agent”).

Background
A.    Borrowers, Agent and Lenders have entered into that certain Loan and Security Agreement, dated as of April 19, 2018, (as amended, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement.
B.    Agent and Lenders have agreed to amend certain terms of the Loan Agreement subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Borrowers, Agent and Lenders hereby agree as follows:
Agreement
1.Amendments to the Loan Agreement.

(a)New Definition. The following term is hereby added to Section 1.1 of the Loan Agreement in alphabetical order as follows:

Extension Fee: a fee paid by U.S. Borrower to Agent (for the Pro Rata benefit of the Lenders) equal to 0.05% of Revolver Commitments, which is fully earned, due and payable on April 1, 2019 if SMCI has failed to deliver its Fiscal Year ending June 30, 2017 audited financial statements by March 31, 2019 in compliance with Section 10.1.2(l).
(b)Amended Definition. The following term defined in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as set forth below:

Revolver Termination Date: if the Conversion Date occurs, the date which is five (5) years from the Conversion Date as set forth in the written notice from Agent to Borrower Agent confirming that the Conversion Date has occurred and if the Conversion Date does not occur, June 30, 2019.
(c)Amendments to Section 10.1.

(i)Section 10.1.2(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

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(a)
as soon as available, by no later than June 30, 2019 with respect to the Fiscal Year ending June 30, 2018 and in any event within 90 days after the close of each other Fiscal Year, balance sheets as of the end of such Fiscal Year and the related statements of income, cash flow and shareholders equity for such Fiscal Year, on consolidated and consolidating bases for Borrowers and Subsidiaries, which consolidated statements shall be audited and certified (without qualification) by a firm of independent certified public accountants of recognized standing selected by Borrowers and acceptable to Agent, and shall set forth in comparative form corresponding figures for the preceding Fiscal Year and other information acceptable to Agent;

(ii)The “and” at the end of Section 10.1.2(j) is hereby deleted, the “.” at the end of Section 10.1.2(k) is hereby deleted and replaced with “; and” and the following is hereby added to the Loan Agreement as a new Section 10.1.2(l):

(l) by no later than March 31, 2019 (which, so long as no other Default or Event of Default then exists, shall automatically be extended to June 30, 2019 upon payment of the Extension Fee by U.S. Borrower), its Fiscal Year ending June 30, 2017 unqualified audited financial statements;
2.Amendment Fee. U.S. Borrower shall pay to Agent (for the Pro Rata benefit of the Lenders) a fee equal to 0.10% of the Revolver Commitments, which fee shall be fully earned, due and payable upon the execution hereof by the Lenders and Agent.

3.Representations and Warranties. In order to induce Agent and each Lender to enter into this Amendment, each Borrower represents and warrants to Agent and each Lender that the following statements are true, correct and complete on and as of the date hereof:

(a)Representations and Warranties. The execution, delivery and performance of this Amendment has been duly authorized and this Amendment constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. Each Borrower hereby represents and warrants to Agent and each Lender as of the date hereof no Default or Event of Default shall have occurred and be continuing.

(b)Incorporation of Representations and Warranties from Loan Agreement. After giving effect to this Amendment, the representations and warranties contained in Section 9 of the Loan Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

4.Effectiveness. This Amendment (and the consents and waivers set forth herein) shall become effective, as of the date first set forth above upon receipt by the Agent of executed counterparts hereof from the Borrowers and each of the Lenders.

5.Binding Effect; Ratification

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(a)Upon the effectiveness of this Amendment and thereafter this Amendment shall be binding on the Agent, Borrowers and Lenders and their respective successors and assigns.

(b)On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby.

(c)Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

6.Miscellaneous.

(a)THIS AMENDMENT SHALL BE SUBJECT TO SECTIONS 14.15 AND 14.16 OF THE LOAN AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE.

(b)Borrowers agree to pay on demand all reasonable and documented out of pocket costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto.

(c)Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(d)This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

7.Release.

(a)In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns and other legal representatives (each Borrower and all such other persons being hereinafter referred to collectively as “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and each Lender and all such other persons being hereinafter referred to collectively as “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Releasors may now or hereafter own, hold, have or claim to have against Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b)It is the intention of Borrowers that this Amendment and the release set forth above shall constitute a full and final accord and satisfaction of all Claims that may have or hereafter be deemed to have against Releasees as set forth herein. In furtherance of this intention, each Borrower, on behalf of

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itself and each other Releasor, expressly waives any statutory or common law provision that would otherwise prevent the release set forth above from extending to Claims that are not currently known or suspected to exist in any Releasor’s favor at the time of executing this Amendment and which, if known by Releasors, might have materially affected the agreement as provided for hereunder. Borrower, on behalf of itself and each other Releasor, acknowledges that it is familiar with Section 1542 of California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
(c)Each Borrower, on behalf of itself and each other Releasor, waives and releases any rights or benefits that it may have under Section 1542 to the full extent that it may lawfully waive such rights and benefits, and each Borrower, on behalf of itself and each other Releasor, acknowledges that it understands the significance and consequences of the waiver of the provisions of Section 1542 and that it has been advised by its attorney as to the significance and consequences of this waiver.

(d)Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(e)Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

SUPER MICRO COMPUTER, INC.,
a Delaware corporation

By: /s/ KEVIN BAUER
Name: Kevin Bauer
Title: CFO

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
(SMCI)
SIGNATURE PAGE

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By: /s/ CARLOS GIL
Name: Carlos Gil
Title: Senior Vice President

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
(SMCI)
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ING CAPITAL LLC,
as Lender

By: /s/ JEAN GRASSO
Name: Jean Grasso
Title: Managing Director

By: /s/ JEFFREY CHU
Name: Jeffrey Chu
Title: Vice President

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
(SMCI)
SIGNATURE PAGE

EAST WEST BANK,
as Lender

By: /s/ NIMA RASSOULI
Name: Nima Rassouli
Title: Vice President

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
(SMCI)
SIGNATURE PAGE

MB FINANCIAL BANK, N.A.,
as Lender

By: /s/ BRIAN ROMAN
Name: Brian Roman
Title: Vice President

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
(SMCI)
SIGNATURE PAGE

CTBC BANK CORP. (USA),
as Lender

By: /s/ MINGDAO LI
Name: Mingdao Li
Title: SVP & Regional Head

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
(SMCI)
SIGNATURE PAGE